Nationwide Life Insurance Company • Nationwide Provident VA Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VA Separate Account A

Prospectus supplement dated June 14, 2012 to
Market Street VIP/2 (NLIC) prospectus dated May 1, 2002 and
Market Street VIP/2 (NLAIC) prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
Effective on or about June 30, 2012, American Century Investment Management, Inc. will no longer be a sub-adviser for the Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund.  Fund assets will be reallocated between the two remaining sub-advisers: Neuberger Berman Management LLC and Wells Capital Management, Inc.

2.	Effective May 1, 2012, the DWS Variable Series I – DWS Growth & Income VIP changed its name to DWS Variable

Series I – DWS Core Equity VIP. All references to DWS Variable Series I – DWS Growth & Income VIP in your prospectus are changed to DWS Variable Series I – DWS Core Equity VIP.